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                                                                    Exhibit 23.2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated October 11, 1999, except as to Note
12, which is as of October 26, 1999, relating to the consolidated financial statements Cobalt Networks, Inc. which appears in the Company's Registration Statement on Form S-1 (No. 333-86759).

/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP

San Jose, California
November 18, 1999